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                                                                      Exhibit 23






                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-43907) pertaining to the Commercial Intertech 401(k) Plan of our report dated June 1, 2000, with respect to the financial statements and schedule of the Commercial Intertech 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1999.


                                            Ernst & Young LLP



Cleveland, Ohio
June 21, 2000



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